                                                                    EXHIBIT 10.8

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.


WARRANT NO. LL-1                                             November 24, 1999


                             OVERHILL FARMS, INC.

               WARRANT TO PURCHASE 166.04 SHARES OF COMMON STOCK

     FOR VALUE RECEIVED, OVERHILL FARMS, INC., a Nevada corporation (the "Company"), hereby certifies that Levine Leichtman Capital Partners II, L.P., a
 -------
California limited partnership, or its assigns (the "Holder"), is entitled to
                                                     ------
purchase, on the terms and subject to the conditions contained herein, 166.04 shares (the "Warrant Shares") of the Company's common stock, $.01 par value per
             --------------
share ("Common Stock"), at the exercise price of $.01 per Warrant Share (the
        ------------
"Warrant Purchase Price") at any time and from time to time during the Exercise
 ----------------------
Period (as such term is defined below). The number of Warrant Shares and the Warrant Purchase Price are subject to adjustment as provided in Section 3. This
                                                                ---------
Warrant is being issued in connection with the consummation of the transactions contemplated by the Securities Purchase Agreement dated of even date herewith among the Company, the initial Holder, Polyphase Corporation, a Nevada corporation, and Overhill L. C. Ventures, Inc., a California corporation (as it may be amended, supplemented or otherwise modified and in effect from time to time, the "Securities Purchase Agreement").
           -----------------------------

     This Warrant is subject to the following terms and conditions:

     1.   DEFINITIONS.  Unless otherwise indicated in this Warrant, capitalized
          -----------
terms used and not otherwise defined in this Warrant have the meanings set forth in the Securities Purchase Agreement. In addition, the following capitalized terms have the following meanings:

          "Common Stock" has the meaning set forth in the preamble.
           ------------

          "Company" has the meaning set forth in the preamble.
           -------

          "Convertible Securities" means, when used in this Agreement, any
           ----------------------
     securities or other obligations issued or issuable by the Company or any other Person that are exercisable or exchangeable for, or convertible into, any Capital Stock of the Company.

          "Current Market Price" per share of Common Stock means, as of any
           --------------------
     specified date on which the Common Stock is publicly traded, the average of the daily market prices of the Common Stock over the twenty (20) consecutive trading days immediately preceding (and not including) such date. The 'daily market price' for each such trading day shall be (i) the closing sales price on such day on the principal securities exchange on which the Common Stock is then listed or admitted to trading or on Nasdaq, as applicable, (ii) if no sale takes place on such day on any such securities exchange or system, the average of the closing bid and asked prices, regular way, on such day for the Common Stock as officially quoted on any such securities exchange or system, (iii) if the Common Stock is not then listed or admitted to trading on any securities exchange or system, the last reported sale price, regular way, on such day for the Common Stock, or if no sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day, as reported by Nasdaq or the National Quotation Bureau, and (iv) if the Common Stock is not then listed or admitted to trading on any securities exchange and if no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the City of Los Angeles, State of California, customarily published on each Business Day. If the daily market price cannot be determined for the twenty
     (20) consecutive trading days immediately preceding such date in the manner specified in the foregoing sentence, then the Common Stock shall not be deemed to be publicly traded as of such date.

          "Designated Office" has the meaning set forth in Section 2.1.
           -----------------                               -----------

          "DOJ" has the meaning set forth in Section 2.3.
           ---                               -----------

          "Effective Date" means the issue date of this Warrant.
           --------------

          "Excluded Shares" means, collectively, (i) shares of Common Stock or
           ---------------
     Option Rights issued in any of the transactions described in Sections 4.1,
                                                                  -------------
     4.2, 4.3 or 4.5, (ii) shares of Common Stock issued after the date hereof
     ---------------
     upon exercise, exchange or conversion of (A) Option Rights outstanding on the date hereof or (B) Option Rights issued after the date hereof for which an adjustment was made pursuant to Section 4.4
                                        -----------
     or for which no adjustment is required under Section 4.4, (iii) the
                                                  -----------
     issuance of this Warrant or any Warrant Shares and (iv) shares of Common Stock issued pursuant to a bona fide public offering pursuant to an
                                ---------
     effective registration statement declared effective by the Commission under the Securities Act.

          "Exercise Notice" has the meaning set forth in Section 2.1.
           ---------------                               -----------

          "Exercise Period" means the period commencing on the Effective Date
           ---------------
     and ending on (and including) the Expiration Date.

          "Expiration Date" means October 31, 2009.
           ---------------

          "Fair Market Value" with respect to the Warrant Shares means, as of
           -----------------
     any specified date:

               (i) if the Common Stock is publicly traded on such date, the Current Market Price per share; or

               (ii) if the Common Stock is not publicly traded (or deemed not to be publicly traded) on such date, the fair market value per share of Common Stock as determined by an independent valuation of the Company, its Subsidiaries and their respective businesses conducted by an investment banking or accounting firm of recognized national standing selected by the mutual written agreement of the Company and the Holder; provided, however, that if the Company and the Holder are
                  --------  -------
          unable to mutually agree on any such investment banking or accounting firm within ten (10) days after the date upon which the right or obligation to select an investment banking or accounting firm arises, each of the Holder and the Company shall, within three (3) Business Days thereafter, select one investment banking or accounting firm, and the two (2) selected firms shall, within three (3) Business Days of their selection, select a third investment banking or accounting firm which shall make the relevant determination (which determination shall be final and binding) within ten (10) Business Days of the submission of this matter to such third firm; and provided further, however that,
                                                 ----------------  -------
          in determining the fair market value per share of Common Stock, such investment banking or accounting firm shall not give effect or take into account any "minority discount" but shall value the Company in its entirety on an enterprise basis.

          "First Repurchase Option" has the meaning set forth in Section 3.1.
           -----------------------                               -----------

          "First Repurchase Option Exercise Notice" has the meaning set forth in
           ---------------------------------------
     Section 3.1.
     -----------

          "FMV Dispute Notice" has the meaning set forth in Section 3.2.
           ------------------                               -----------

          "FTC" has the meaning set forth in Section 2.3.
           ---                               -----------

          "Holder" has the meaning set forth in the preamble.
           ------

          "HSR Act" has the meaning set forth in Section 2.3.
           -------                               -----------

          "Option Rights" means, when used in this Warrant, any warrants,
           -------------
     options or other rights to subscribe for or purchase, or obligations to issue, any Capital Stock of the Company, or any Convertible Securities, including, without limitation, any options or similar rights issued or issuable under any employee stock option plan, pension plan or other employee benefit plan of the Company.

          "Other Property" has the meaning set forth in Section 4.5.
           --------------                               -----------

          "Repurchase Alternative Payment" has the meaning set forth in Section
           ------------------------------                               -------
     3.2.
     ---

          "Second Repurchase Option Effective Date" shall mean the earlier to
           ---------------------------------------
     occur of (i) the Maturity Date (as such term is defined in the Note) and
     (ii) the date that all principal of, premium, if any, and accrued and unpaid interest on the Note shall have been paid in full.

          "Second Repurchase Option" has the meaning set forth in Section 3.2.
           ------------------------                               -----------

          "Second Repurchase Option Exercise Notice" has the meaning set forth
           ----------------------------------------
     in Section 3.2.
        -----------

          "Second Repurchase Option Price" has the meaning set forth in Section
           ------------------------------                               -------
     3.2.
     ---

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
     rules and regulations promulgated by the SEC thereunder, all as the same shall be in effect at the time.

          "Securities Purchase Agreement" has the meaning set forth in the
           -----------------------------
     preamble of this Warrant.

          "Warrant Purchase Price" has the meaning set forth in the preamble of
           ----------------------
     this Warrant (as adjusted in accordance with the terms of this Warrant).

          "Warrant" means this Warrant, any amendment or other modification of
           -------
     this Warrant, and any warrants issued upon transfer, division or combination of, or in substitution for, this Warrant or any other such warrant. All such Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Warrant Shares for which they may be exercised.

          "Warrant Shares" has the meaning set forth in the preamble.
           --------------

     2.   EXERCISE.
          --------

          2.1  Exercise; Delivery of Certificates.  Subject to the provisions of
               ----------------------------------
Section 2.3, this Warrant may be exercised at the option of the Holder, in whole
-----------
or in part, at any time and from time to time during the Exercise Period, by (a) delivering to the Company at its principal executive office (the "Designated
                                                                  ----------
Office") (i) a notice of exercise, in substantially the form attached hereto
------
(the "Exercise Notice"), duly completed and signed by the Holder, and (ii) this
      ---------------
Warrant, and (b) paying the Warrant Purchase Price pursuant to Section 2.2 for
                                                               -----------
the number of Warrant Shares being purchased. The Warrant Shares being purchased under this Warrant will be deemed to have been issued to the Holder, as the record owner of such Warrant Shares, as of the close of business on the date on which payment therefor is made by the Holder pursuant to Section 2.2.
                                                                 -----------
Stock certificates representing the Warrant Shares so purchased shall be delivered to the Holder within three (3) Business Days after this Warrant has been exercised (or, if applicable, after the conditions set forth in Section 2.3
                                                                     -----------
have been satisfied); provided, however, that in the case of a purchase of less
                      --------  -------
than all of the Warrant Shares issuable upon exercise of this Warrant, the Company shall cancel this Warrant and, within three (3) Business Days after this Warrant has been surrendered, execute and deliver to the Holder a new Warrant of like tenor representing the number of unexercised Warrant Shares. Each stock certificate representing the number of Warrant Shares purchased or purchasable under this Warrant shall be registered in the name of the Holder or, subject to compliance with Applicable Law, such other name as shall be designated by the Holder.

          2.2  Payment of Warrant Price.  Payment of the Warrant Purchase Price
               ------------------------
may be made, at the option of the Holder, by (i) certified or official bank check, (ii) wire transfer, (iii) instructing the Company to withhold and cancel a number of Warrant Shares then issuable upon exercise of this Warrant with respect to which the excess of the Fair Market Value over the Warrant Purchase Price for such canceled Warrant Shares is at least equal to the Warrant Purchase Price for the shares being purchased, (iv) surrender to the Company of shares of Common Stock previously acquired by the Holder with a Fair Market Value equal to the Warrant Purchase Price for the shares then being purchased or (v) any combination of the foregoing. The Company shall issue fractional shares of Common Stock upon the exercise of this Warrant.

          2.3  Antitrust Notification.  If the Holder determines, in its sole
               ----------------------
judgment upon the advice of counsel, that an exercise of this Warrant pursuant to the terms hereof would be subject to the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the Company
                                                     -------
shall, within seven (7) Business Days after receiving notice from the Holder of the applicability of the HSR Act, file with the United States Federal Trade Commission (the "FTC") and the United States Department of Justice (the "DOJ")
                 ---                                                     ---
the notification and report form and any supplemental information required to be filed by it pursuant to the HSR Act in connection with the exercise of this Warrant. Any such notification and report form and supplemental information will be in full compliance with the requirements of the HSR Act. The Company will furnish to the Holder promptly (but in no event more than two (2) Business
Days) such information and assistance as the Holder may reasonably request in connection with the preparation of any filing or submission required to be filed by the Holder under the HSR Act. The Company shall respond promptly after receiving any inquiries or requests for additional information from the FTC or the DOJ (and in no event more than three (3) Business Days after receipt of such inquiry or request). The Company shall keep the Holder apprised periodically and at the Holder's request of the status of any communications with, and any inquiries or requests for additional information from, the FTC or the DOJ. The Company shall bear all filing or other fees required to be paid by the Company and the Holder (or the "ultimate parent entity" of the Holder, if any) under the HSR Act or any other Applicable Law in connection with such filings and all costs and expenses (including, without limitation, attorneys' fees and expenses) incurred by the Company and the Holder in connection with the preparation of such filings and responses to inquiries or requests. In the event that this
Section 2.3 is applicable to any exercise of this Warrant, the purchase by the
-----------
Holder of the Warrant Shares subject to the Exercise Notice, and the payment by the Holder of the Warrant Purchase Price, shall be subject to the expiration or earlier termination of the waiting period under the HSR Act.

     3.   RIGHTS TO REPURCHASE WARRANT.
          ----------------------------

          3.1  Right to Repurchase Prior to Repayment of Note.  During the
               ----------------------------------------------
period commencing on the Effective Date and ending at the close of business on the second anniversary of the Effective Date, the Company shall have the right to repurchase, in whole but not in part (the "First Repurchase Option"), 47.44
                                              -----------------------
Warrant Shares at a repurchase price equal to $3,000,000. The First Repurchase Option may be exercised by the Company by furnishing to the Purchaser thirty
(30) days' prior written notice (a "First Repurchase Option Exercise Notice")
                                    ---------------------------------------
stating its intention to exercise the First Repurchase Option and specifying a Business Day within thirty (30) days of the date of delivery of the First Repurchase Option Exercise Notice as the date of repurchase. A First Repurchase Option Exercise Notice, once given in accordance with this Section 3.1, shall be irrevocable. On the
                              -----------
repurchase date set forth in the First Repurchase Option Exercise Notice, the Holder shall deliver to the Company this Warrant against (a) payment of $3,000,000 by wire transfer in immediately available funds to a bank account designated by the Holder of the repurchase price provided for in this Section
                                                                      -------
3.1 and (b) the issuance of a new warrant, in substantially the form of this
---
Warrant, evidencing the right to purchase the Warrant Shares not so purchased on the date of repurchase. Notwithstanding the foregoing, the Company may not exercise the First Repurchase Option if, at the time of delivery of the First Repurchase Exercise Notice or on the date of repurchase, a Default or Event of Default has occurred and is continuing or would occur as a result of the exercise of the First Repurchase Option (or the payment of the First Repurchase Option repurchase price).

          3.2  Right to Repurchase After Repayment of Note.
               -------------------------------------------

               (a) Whether or not the Company exercises the First Repurchase Option, on the terms and subject to the conditions set forth in this Section
                                                                     -------
3.2, the Company shall have the right to repurchase (the "Second Repurchase
---                                                       -----------------
Option") the Warrant Shares held by the Holder at the time of such repurchase, in whole but not in part, at a repurchase price equal to the Fair Market Value thereof (the "Second Repurchase Option Price"). If, however, the Company does
              ------------------------------
not elect to exercise the Second Repurchase Option pursuant to Section 3.2(b) or
                                                               --------------
otherwise notifies the Holder prior to the fifth day immediately following the Second Repurchase Option Effective Date that it does not intend to exercise the Second Repurchase Option, the Company shall be deemed to have elected to pay to the Holder an amount equal to the Repurchase Alternative Payment pursuant to
Section 3.2(c).
--------------

               (b) The Second Repurchase Option may be exercised by the Company only during the five (5) day period immediately following the Second Repurchase Option Effective Date by furnishing to the Holder a written notice of exercise (a "Second Repurchase Option Exercise Notice") during such five (5) day period.
    ----------------------------------------
The Second Repurchase Option Exercise Notice shall (i) state that the Company intends to exercise the Second Repurchase Option, (ii) set forth the determination by the Board of Directors of the Company of the Fair Market Value of the Warrant Shares and (iii) specify a Business Day occurring within thirty
(30) days immediately following the Second Repurchase Option Effective Date (or such later date as may be agreed upon by the Holder in writing) as the closing date for repurchase. A Second Repurchase Option Exercise Notice, once given, shall be irrevocable. The Holder may challenge or dispute the determination by the Board of Directors of the Company of the Fair Market Value of the Warrant Shares by furnishing a written notice to the Company to such effect (a "FMV
                                                                        ---
Dispute Notice"), within five (5) days following the Holder's receipt of the
--------------
Second Repurchase Option Exercise Notice. If the Holder timely delivers a FMV Dispute Notice to the Company and the Company and the Holder cannot resolve the dispute between or among themselves, then the Fair Market Value of the Warrant Shares shall be determined in accordance with the valuation procedures set forth in clause (ii) of the definition of Fair Market Value.

          If the Holder challenges or disputes the Fair Market Value of the Warrant Shares, then the closing date of repurchase shall occur within thirty
(30) days after the determination of the Fair Market Value of the Warrant Shares pursuant to the valuation procedures set forth in clause (ii) of the definition of Fair Market Value (but not later than seventy (70) days following the date of the Second Repurchase Option Exercise Notice). If the Holder does not challenge or dispute the Fair Market Value of the Warrant Shares set forth in the Second Repurchase Option Exercise Notice, then the closing date for repurchase shall occur on the date specified in the Second Repurchase Option Exercise Notice. In either event, at the closing of the repurchase of the Warrant Shares under this
Section 3.2 (which closing shall occur at 9:00 a.m. (Pacific time) on the
-----------
closing date), the Holder shall deliver to the Company at the offices of the Holder this Warrant (representing the Warrant Shares then held by the Holder) against payment by the Company of the Second Repurchase Option Price by wire transfer in immediately available funds to a bank account designated by the Holder.

          (c) If the Company does not timely furnish to the Holder a Second Repurchase Option Exercise Notice pursuant to Section 3.2(b) or otherwise
                                              --------------
notifies the Holder prior to the fifth day immediately following the Second Repurchase Option Effective Date that it does not intend to exercise the Second Repurchase Option, then the Company shall pay to the Holder, no later than 9:00 a.m. (Pacific time) on the sixth (6th) day immediately following the Second Repurchase Option Effective Date, an amount equal to $500,000 (the "Repurchase
                                                                    ----------
Alternative Payment").  The Repurchase Alternative Payment shall be made by wire
-------------------
transfer in immediately available funds to a bank account designated by the Holder. The Company acknowledges and agrees that, if the Company elects not to exercise the Second Repurchase Option and to pay to the Holder the Repurchase Alternative Payment, the Holder shall not be obligated to surrender this Warrant or any Warrant Shares, but shall be entitled to retain this Warrant, the Warrant Shares and all rights and benefits accruing hereunder and thereunder (which rights and benefits shall not be adversely affected by the transactions contemplated by this Section 3.2). The Company hereby acknowledges that the
                     -----------
obligation of the Company to pay the Repurchase Alternative Payment pursuant to this Section 3.2(c) in lieu of exercising the Second Repurchase Option was
     --------------
negotiated freely and voluntarily by it in exchange for substantial and valuable consideration furnished by the Holder to it and its Affiliates. In particular, the Company agreed to and accepted this provision in exchange for the surrender by the Holder of a substantial and essential right that the Company had previously granted to the Holder, the value of which surrendered right cannot be easily quantified with certainty. The Company acknowledges and agrees that the Repurchase Alternative Payment represents fair and reasonable value for the surrender by the Holder of such right.

          (d) If the Company does not exercise the Second Repurchase Option pursuant to Section 3.2(b) (regardless of whether it exercised the First
            --------------
Repurchase Option) and, at any time thereafter, the Company receives any proceeds under the key man life insurance policy required to be maintained by the Company on the life of James Rudis pursuant to Section 1.9A of Annex A, the
                                                   ------------    -------
Company shall repurchase from the Holder a number of Warrant Shares then held by the Holder, if any, equal to (i) fifty percent (50.0%) of the insurance proceeds so received by the Company, divided by (ii) the Fair Market Value per Warrant
                            ----------
Share. The Company covenants and agrees to set aside fifty percent (50.0%) of such insurance proceeds and use such proceeds solely for the purposes set forth in this Section 3.2(d). The Company shall notify the Holder in writing of its
        --------------
entitlement to such insurance proceeds within one (1) day of notification of such entitlement and shall set forth therein the determination by the Board of Directors of the Company of the Fair Market Value of the Warrant Shares. At 9:00 a.m. (Pacific time) on the third Business Day following the receipt by the Company of such insurance proceeds, the Company shall pay to the Holder an amount equal to fifty percent (50.0%) of such insurance proceeds (by wire transfer in immediately available funds to a bank account designated by the Holder) against delivery of this Warrant (representing the Warrant Shares then held by the Holder), unless the Holder delivers to the Company a FMV Dispute Notice prior to such time. If the Holder timely delivers a FMV Dispute Notice to the Company and the Company and the Holder cannot resolve the dispute between or among themselves, then the Fair Market Value of the Warrant Shares shall be determined in accordance with the valuation procedures set forth in clause (ii) of the definition of Fair Market Value and the closing of the repurchase shall be deferred until the fifth Business Day following the determination of the Fair Market Value of the Warrant Shares. If the number of Warrant Shares repurchased by the Company under this Section 3.2(d) is less than the total number of
                          --------------
Warrant Shares then held by the Holder, the Company shall issue to the Holder at the same time a new warrant, in substantially the form of this Warrant, evidencing the number of Warrant Shares not so repurchased.

          3.3  Payment of Fees.  The Company shall bear all fees, costs and
               ---------------
expenses incurred by the Company and the Holder in connection with the determination of the Fair Market Value of this Warrant or the Warrant Shares, and any challenge or dispute thereof, including, without limitation, all fees and expenses of any investment banking, valuation or accounting firm(s) engaged by the Company or the Holder and of attorneys in connection with such calculation. Notwithstanding the foregoing, the Company and the Holder shall share equally all such fees, costs and expenses if, after the Holder challenges or disputes the Fair Market Value of the Warrant Shares set forth in the Second Repurchase Option Exercise Notice, the difference between (a) the Fair Market Value of the Warrant Shares determined pursuant to the valuation procedures set forth in clause (ii) of the definition of Fair Market Value and (b) the Fair Market Value of the Warrant Shares set forth in the Second Repurchase Option Exercise Notice, is less than five percent (5.0%) of the Fair Market Value of the Warrant Shares set forth in the Second Repurchase Option Exercise Notice.

          3.4  No Representations.  In no event shall the Holder be obligated to
               ------------------
make any representations or warranties as to this Warrant or the Warrant Shares with respect to the transactions contemplated by this Section 3 or this Warrant
                                                      ---------
other than with respect to the Holder's organization, good standing and authority, title to this Warrant, no consents and no conflicts with organizational documents and material agreements.

     4.   ADJUSTMENTS TO THE NUMBER OF WARRANT SHARES AND TO THE WARRANT
          --------------------------------------------------------------
PURCHASE PRICE. The number of Warrant Shares for which this Warrant is
--------------
exercisable and the Warrant Purchase Price shall be subject to adjustment from time to time as set forth in this Section 4.
                                  ---------

          4.1  Stock Dividends, Subdivisions and Combinations.  If at any time
               ----------------------------------------------
the Company:

               (a) pays a dividend or other distribution on its Common Stock in shares of Common Stock or shares of any other class or series of Capital Stock,

               (b) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (c) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant the kind and number of shares of Common Stock that the Holder would have owned or have been entitled to receive immediately after such record date or effective date had this Warrant been exercised immediately prior to such record date or effective date. Any adjustment made pursuant to this Section 4.1 shall become
                                                     -----------
effective immediately after the effective date of such event, but be retroactive to the record date, if any, for such event.

          Upon any adjustment of the number of Warrant Shares purchasable upon the exercise of this Warrant as herein provided, the Warrant Purchase Price per share shall be adjusted by multiplying the Warrant Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

          4.2  Issuance of Option Rights.  If at any time the Company issues
               -------------------------
(without payment of any consideration) to all holders of outstanding Common Stock any Option Rights, then the Company shall also distribute such Option Rights to the Holder as if this Warrant had been exercised immediately prior to the record date for such issuance.

          4.3  Distribution of Assets or Securities.  If at any time the Company
               ------------------------------------
makes a distribution to its stockholders (other than in connection with the liquidation, dissolution or winding up of the Company) of any asset (other than cash) or security other than those referred to in Sections 4.1, 4.2 or 4.5, the
                                                  ------------------------
Warrant Purchase Price shall be adjusted and shall be equal to the Warrant Purchase Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution multiplied by a fraction (which shall not be less than zero), the
             -------------
numerator of which shall be the Fair Market Value per share of Common Stock on the date fixed for such determination, less the then fair market value of the
                                       ----
portion of the assets, or the fair market value of the portion of the securities, as the case may be, so distributed applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of Common Stock. Such adjustment to the Warrant Purchase Price shall become effective immediately prior to the opening of business on the day immediately following the date fixed for the determination of stockholders entitled to receive such distribution. Upon any adjustment in the Warrant Purchase Price as provided in this Section 4.3, the number of shares of Common Stock issuable upon
                 -----------
the exercise of this Warrant shall also be adjusted and shall be equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which is the
                         -------------
Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

          4.4  Issuance of Equity Securities at Less Than Fair Market Value.  If
               ------------------------------------------------------------
at any time the Company sells or issues any shares of Common Stock or Option Rights (excluding the Excluded Shares) at a price per share of Common Stock (determined in the case of Option Rights by dividing (x) the total amount receivable by the Company in consideration of the sale and issuance of such Option Rights, plus the total consideration payable to the Company upon
               ----
exercise, conversion or exchange thereof, by (y) the maximum number of shares of Common Stock issuable upon conversion, exercise or exchange of such Option Rights), that is lower than the Fair Market Value per share of Common Stock in effect immediately prior to such sale and issuance, then the Warrant Purchase Price shall be adjusted (calculated to the nearest $.001) so that it shall equal the price determined by multiplying the Warrant Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale and issuance plus (B) the number of shares of Common Stock which the aggregate consideration received by the Company (determined as provided below) for such sale or issuance would purchase at such Fair Market Value per share, and the denominator of which shall be the total number of shares of Common Stock outstanding (or deemed to be outstanding as provided below) immediately after such sale or issuance. Adjustments shall be made successively whenever such an issuance is made.

          For the purposes of such adjustments, the shares of Common Stock which the holder of any such Option Rights shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of the sale and issuance of such Option Rights and the consideration received by the Company therefor shall be deemed to be the consideration actually received by the Company for such Option Rights, plus the consideration or premiums stated in
                                ----
such Option Rights to be paid to acquire the shares of Common Stock covered thereby.

          Upon any adjustment in the Warrant Purchase Price as provided in the penultimate paragraph above, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall also be adjusted and shall be that number determined by multiplying the number of Warrant Shares issuable upon exercise immediately prior to such adjustment by a fraction, the numerator of which is the Warrant Purchase Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Purchase Price as so adjusted.

          If at any time the Company sells and issues any shares of Common Stock or Option Rights containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration received by the Company" for purposes of the preceding paragraphs of this Section 4.4, the Board of Directors of the
                                 -----------
Company shall determine, in good faith, the fair market value of property, subject to the Holder's rights under Section 4.8(e). There shall be no
                                     --------------
adjustment of the Warrant Purchase Price in respect of the Common Stock pursuant to this Section 4.4 if the amount of such adjustment is less than $0.001 per
        -----------
share of Common Stock; provided, however, that any adjustments which by reason
                       --------  -------
of this provision are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

          4.5  Reorganization, Reclassification, Merger, Consolidation or
               ----------------------------------------------------------
Disposition of Assets.  If at any time the Company reorganizes its capital,
---------------------
reclassifies its capital stock, consolidates, merges or combines with or into another Person (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the outstanding Common Stock), or the Company sells, transfers or otherwise disposes of all or substantially all of its property, assets or business to another Person, other than in a transaction provided for in Sections 4.1, 4.2, 4.3, 4.4
                                                    ---------------------------
or 4.6, and, pursuant to the terms of such reorganization, reclassification,
------
consolidation, merger, combination, sale, transfer or other disposition of assets, (i) shares of common stock of the successor or acquiring Person or the Company (if it is the surviving corporation) or (ii) any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring Person or the Company ("Other
                                                                   -----
Property") are to be received by or distributed to the holders of Common Stock
--------
who are holders immediately prior to such transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock, common stock of the successor or acquiring Person, and/or Other Property which holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event would have owned or received immediately after and as a result of such event. In such event, the aggregate Warrant Purchase Price otherwise payable for the Warrant Shares issuable upon exercise of this Warrant shall be allocated among such securities and Other Property in proportion to the respective fair market values of such securities and Other Property as determined in good faith by the Board of Directors of the Company, subject to the Holder's rights under Section
                                                                  -------
4.8(e).
------

          In case of any such event, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as the Holder may approve in writing (and memorialized by resolutions of the Board of Directors of the Company) in order to provide for adjustments of any shares of common stock of such successor or acquiring Person for which this Warrant thus becomes exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 4.5. For purposes of this Section 4, "common stock of the
            -----------                        ---------
successor or acquiring Person" shall include stock or other equity securities, or securities that are exercisable or exchangeable for or convertible into equity securities, of such corporation, or other securities if such Person is not a corporation, of any class that is not preferred as to dividends or assets over any other class of stock of such corporation or Person and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
Section 4.5 shall similarly apply to successive reorganizations,
-----------
reclassifications, consolidations, mergers, sales, transfers and other dispositions of assets.

          4.6  Dissolution, Total Liquidation or Winding-Up.  If at any time
               --------------------------------------------
there is a voluntary or involuntary dissolution, total liquidation or winding-up of the Company, other than as contemplated by Section 4.5, then the Company
                                              -----------
shall cause to be mailed (by registered or certified mail, return receipt requested, postage prepaid) to the Holder at the Holder's address as shown on the Warrant register, at the earliest practicable time (and, in any event, not less than thirty (30) calendar days before any date set for definitive action) written notice of the date on which such dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify the date as of which the record holders of shares of Common Stock shall be entitled to exchange their shares for securities, money or other property deliverable upon such dissolution, liquidation or winding-up, as the case may be. On such date, the Holder shall be entitled to receive upon surrender of this Warrant the cash or other property, less the Warrant Purchase Price for this Warrant then in effect,
                ----
that the Holder would have been entitled to receive had this Warrant been exercised immediately prior to such dissolution, liquidation or winding-up. Upon receipt of the cash or other property, any and all rights of the Holder to exercise this Warrant shall terminate in their entirety. If the cash or other property distributable in the dissolution, liquidation or winding-up has a fair market value which is less than the Warrant Purchase Price for this Warrant then in effect, this Warrant shall terminate and be of no further force or effect upon the dissolution, liquidation or winding-up.

          4.7  Other Dilutive Events.  If any event occurs as to which the other
               ---------------------
provisions of this Section 4 are not strictly applicable but as to which the
                   ---------
failure to make any adjustment would not protect the purchase rights represented by this Warrant in accordance with the intent and principles hereof, then, in each such case, the Holder may appoint on behalf of the Company an investment banking or accounting firm of recognized national standing which shall give its opinion as to the adjustment, if any, on a basis consistent with the intent and principles established herein, necessary to preserve the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will mail (by registered or certified mail, return receipt requested, postage prepaid) a copy thereof to the Holder within three (3) Business Days and shall make the adjustments described therein. The fees and expenses of such investment banking or accounting firm shall be borne by the Company.

          4.8  Other Provisions Applicable to Adjustments Under this Section.
               -------------------------------------------------------------
The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:
                 ---------

               (a)  When Adjustments To Be Made. The adjustments required by
                    ---------------------------
this Section 4 shall be made whenever and as often as any specified event
     ---------
requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

               (b)  Record Date. If the Company fixes a record date of the
                    -----------
holders of Common Stock for the purpose of entitling them to (i) receive a dividend or other distribution payable in shares of Common Stock or in shares of any other class or series of capital stock or securities convertible into or exchangeable for Common Stock or shares of any other class or series of capital stock or (ii) subscribe for or purchase shares of Common Stock or such other shares or securities, then all references in this Section 4 to the date of the
                                                  ---------
issuance or sale of such shares of Common Stock or such other shares or securities shall be deemed to be references to that record date.

               (c)  When Adjustment Not Required. If the Company fixes a record
                    ----------------------------
date of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights to which the provisions of Section 4.1 would apply, but shall, thereafter and before the
                  -----------
distribution to stockholders, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               (d)  Notice of Adjustments.  Whenever the number of shares of
                    ---------------------
Common Stock for which this Warrant is exercisable or the Warrant Purchase Price shall be adjusted or recalculated pursuant to this Section 4, the Company shall immediately prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment or recalculation and the method by which such adjustment or recalculation was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.5) describing the number and kind of any other shares of stock or
   -----------
Other Property for which this Warrant is exercisable, and any related change in the Warrant Purchase Price, after giving effect to such adjustment, recalculation or change. The Company shall mail (by registered or certified mail, return receipt requested, postage prepaid) a signed copy of the certificate to be delivered to the Holder within three (3) Business Days of the event which caused the adjustment or recalculation. The Company shall keep at the Designated Office copies of all such certificates and cause them to be available for inspection at the Designated Office during normal business hours by the Holder or any prospective transferee of this Warrant designated by the Holder.

               (e)  Challenge to Good Faith Determination. Whenever the Board of
                    -------------------------------------
Directors of the Company is required to make a determination in good faith of the fair market value of this Warrant or the Warrant Shares under this
Section 4, such determination may be challenged or disputed by the Holder. If
---------
the Holder wishes to challenge or dispute any such fair market value determination, it shall furnish written notice to the Company of its intention to challenge the same. If the Company and the Holder cannot resolve the dispute between or among themselves, then such dispute shall be submitted for final determination to an investment banking or accounting firm pursuant to the valuation procedures set forth in clause (ii) under the definition of Fair Market Value. All fees, costs and expenses incurred by the Company and the Holder in connection with any such determination, and any challenge or dispute thereof, shall be paid by the Company, or the Company and the Holder, as the case may be, in accordance with Section 3.3.
                                -----------

               (f)  Independent Application. Except as otherwise provided
                    -----------------------
herein, all subsections of this Section 4 are intended to operate independently
                                ---------
of one another (but without duplication). If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect without duplication.

               (g)  Other Anti-Dilution Provisions.  To the extent that Levine
                    ------------------------------
Leichtman Capital Partners II, L.P. or any of its Affiliates (collectively, "LLCP") continues to hold this Warrant, in whole or in part, at any time at
 ----
which the Company takes any action which would have resulted in an adjustment to the exercise price of, and the number of shares of Common Stock issuable pursuant to, this Warrant (a "Dilutive Issuance"), then, to the extent that LLCP
                              -----------------
has exercised all or any portion of this Warrant prior to such time, the Company shall immediately issue to LLCP upon such Dilutive Issuance, without the payment of any further consideration of any kind, such number of additional shares of Common Stock as shall equal the difference between (i) the number of shares of Common Stock issuable upon the exercise of this Warrant to the extent held unexercised by LLCP at such time after giving effect to the adjustment thereto resulting from such Dilutive Issuance and (ii) the number of shares of Common Stock which would have been issuable upon exercise of this Warrant after giving effect to such Dilutive Issuance if this Warrant had not been exercised in any part.

     5.   MISCELLANEOUS.
          -------------

          5.1  Restrictive Legend.  This Warrant and, unless registered under
               ------------------
the Securities Act, any Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legends required under applicable state securities laws):

          THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

          The legend shall be appropriately modified upon issuance of certificates for shares of Common Stock.

          Upon request of the holder of a Common Stock certificate, the Company shall issue to that holder a new certificate free of the foregoing legend, if, with such request, such holder provides the Company with an opinion of counsel reasonably acceptable to the Company (provided that Riordan & McKinzie, A
                                      --------
Professional Law Corporation, shall be deemed to be acceptable to the Company) to the effect that the securities evidenced by such certificate may be sold without restriction under Rule 144 (or any other rule permitting resales of securities without restriction) promulgated under the Securities Act.

          5.2  Holder Entitled to Benefits Under Other Agreements.  The Holder
               --------------------------------------------------
of this Warrant is entitled to certain rights, benefits and privileges with respect to this Warrant and the Warrant Shares pursuant to the terms of the Securities Purchase Agreement, the Registration Rights Agreement (it being understood that the Warrant Shares constitute "Registrable Securities" thereunder), the Investor Rights Agreement and certain other Investment Documents.

          5.3  Other Covenants.  Without limiting the generality of Section 5.2,
               ---------------                                      -----------
the Company covenants and agrees that, as long as this Warrant remains outstanding or any Warrant Shares are issuable with respect to this Warrant, the Company will perform all of the following covenants for the express benefit of the Holder: (a) the Warrant Shares shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock; (b) each Holder shall, upon the exercise thereof in accordance with the terms hereof, receive good and marketable title to the Warrant Shares, free and clear of all voting and other trust arrangements to which the Company is a party or by which it is bound, preemptive rights of any stockholder, liens, encumbrances, equities and claims whatsoever, including, but not limited to, all Taxes, Liens and other charges with respect to the issuance thereof; (c) at all times prior to the Expiration Date, the Company shall have reserved for issuance a sufficient number of authorized but unissued shares of Common Stock, or other securities or property for which this Warrant may then be exercisable, to permit this Warrant (or if this Warrant has been divided, all outstanding Warrants) to be exercised in full; (d) the Company shall deliver to each Holder the information and reports described in Section 1.3A of Annex A of the Securities Purchase
                     ------------    -------
Agreement as contemplated therein; (e) the Company shall extend to the Holder the investment monitoring and other rights set forth in the Investor Rights Agreement, provided that the rights set forth in Section 1.1 of the Investor
           --------
Rights Agreement with respect to Board of Director representation may not be assigned by LLCP to any assignee of this Warrant without the prior written consent of the Company; and (f) the Company shall provide each Holder with notice of all corporate actions in the same manner and to the same extent as the shareholders of the Company.

          5.4  Issue Tax.  The issuance of shares of Common Stock upon the
               ---------
exercise of this Warrant shall be made without charge to the Holder for any issue tax in respect thereof.

          5.5  Closing Of Books.  The Company will at no time close its transfer
               ----------------
books against the transfer of this Warrant or of any Warrant Shares in any manner which interferes with the timely exercise hereof.

          5.6  No Voting Rights; Limitation Of Liability.  Except as expressly
               -----------------------------------------
set forth in this Warrant, nothing contained in this Warrant shall be construed as conferring upon the Holder (a) the right to vote or consent as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matter, (b) the right to receive dividends, except as set forth in Section 4, or (c) any other rights as a stockholder of the Company,
         ---------
except as set forth in Section 4.2 and Section 4.3 and in the Investor Rights
                       -----------     -----------
Agreement. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

          5.7  Modification And Waiver.  This Warrant and any provision hereof
               -----------------------
may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement is sought.

          5.8  Notices.  All notices, requests, demands and other communications
               -------
which are required or may be given under this Warrant shall be in writing and shall be deemed to have been duly given if transmitted by telecopier with receipt acknowledged, or upon delivery, if delivered personally or by recognized commercial courier with receipt acknowledged, or upon the expiration of seventy-two (72) hours after mailing, if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

               (a)  If to the Holder, at:

                    c/o Levine Leichtman Capital Partners, Inc.
                    335 North Maple Drive, Suite 240
                    Beverly Hills, CA 90210
                    Attention: Arthur E. Levine, President
                    Telephone: (310) 275-5335
                    Facsimile: (310) 275-1441

               (b)  If to any other Holder, at:

                    such Holder's address as shown on the books of the Company.

               (c)  If to the Company, at:

                    Overhill Farms, Inc.
                    5730 Uplander Way, Suite 201
                    Culver City, CA 90230
                    Attention: James Rudis
                    Telephone: (310) 641-3680
                    Telecopier: (310) 645-3914

                    with a copy to:
                    --------------

                    Freeman, Freeman & Smiley, LLP
                    3415 Sepulveda Blvd. Suite 1200
                    Los Angeles, CA 90034
                    Attention: Ross Arbiter, Esq.
                    Telephone: (310) 255-6100
                    Telecopier: (310) 391-4042

or at such other address or addresses as the Holder or the Company, as the case may be, may specify by written notice given in accordance with this Section 5.8.
                                                                    -----------

          5.9  Successors and Assigns.  The Company may not assign any of its
               ----------------------
rights, or delegate any of its obligations, under this Warrant without the prior written consent of the Holder (which consent may be withheld for any reason or no reason at all). Subject to the requirements of Applicable Laws, the Holder may assign this Warrant, in whole or in part, at any time or from time to time, without the consent of the Company. Each assignment of this Warrant shall be registered on the books of the Company to be maintained for such purpose upon surrender of this Warrant at the Designated Office, together with appropriate instruments of assignment, duly completed and executed. Upon such surrender, the Company shall within three (3) Business Days, at its own expense, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees specified in such assignment and in the denominations specified therein and this Warrant shall promptly be canceled. If any portion of this Warrant is not being assigned, the Company shall, at its own expense, within three (3) Business Days issue to the Holder a new Warrant evidencing the portion not so assigned. If the Holder assigns this Warrant to one or more Persons, any decisions that the Holder is entitled to make at any time hereunder shall be made by the Holders holding more than fifty percent (50.0%) of the aggregate number of Warrant Shares issuable upon exercise of all of the then exercisable Warrants.

          This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns, and shall include, with respect to the Company, any Person succeeding the Company by merger, consolidation, combination or acquisition of all or substantially all of the Company's assets, and in such case, except as expressly provided herein and in the Securities Purchase Agreement, all of the obligations of the Company hereunder shall survive such merger, consolidation, combination or acquisition.

          5.10  Captions; Construction and Interpretation.  The captions in this
                -----------------------------------------
Warrant are for convenience of reference only, do not constitute a part of this Agreement and are not to be considered in construing or interpreting this Warrant. All section, preamble, recital, exhibit, schedule, disclosure schedule, annex, clause and party references are to this Warrant unless otherwise stated. No party, nor its counsel, shall be deemed the drafter of this Warrant for purposes of construing the provisions of this Warrant, and all provisions of this Warrant shall be construed in accordance with their fair meaning, and not strictly for or against any party.

          5.11  Lost Warrant or Certificates.  Upon receipt of evidence
                ----------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or of a stock certificate evidencing Warrant Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of this Warrant or stock certificate, the Company shall make and deliver to the Holder, within three (3) Business Days of receipt by the Company of such documentation, a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

          5.12  No Impairment.  The Company shall not by any action, including,
                -------------
without limitation, amending its charter documents or regulations or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value (if any) of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all liens, encumbrances, equities and claims, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          5.13  Governing Law.  In all respects, including all matters of
                -------------
construction, validity and performance, this Warrant and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in the State of California, without regard to principles thereof regarding conflicts of laws.

          5.14  Remedies.  If the Company fails to perform, comply with or
                --------
observe any covenant or agreement to be performed, complied with or observed by it under this Warrant, the Holder may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Warrant or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Warrant or to enforce any other legal or equitable right, or to take any one or more of such actions. The Company agrees to pay all fees, costs, and expenses, including, without limitation, fees and expenses of attorneys, accountants and other experts retained by the Holder, and all fees, costs and expenses of appeals, incurred or expended by the Holder in connection with the enforcement of this Warrant or the collection of any sums due hereunder, whether or not suit is commenced. None of the rights, powers or remedies conferred under this Warrant shall be mutually exclusive, and each right, power or remedy shall be cumulative and in addition to any other right, power or remedy whether conferred by this Warrant or now or hereafter available at law, in equity, by statute or otherwise.

          5.15  WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION
                --------------------
WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE COMPANY AND THE HOLDER WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE COMPANY AND THE HOLDER DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE COMPANY AND THE HOLDER (BY ACCEPTANCE HEREOF) WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THE WARRANT SHARES, THIS WARRANT, THE SECURITIES PURCHASE AGREEMENT AND/OR ANY OTHER INVESTMENT DOCUMENT OR THE TRANSACTIONS COMPLETED HEREBY OR THEREBY.


     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representatives on the date first above written.

                         OVERHILL FARMS, INC., a Nevada corporation



                         By:______________________________________________
                              James Rudis
                              President and Chief Executive Officer



                         By:_______________________________________________
                              Richard A. Horvath
                              Vice President and Chief Financial Officer

                             OVERHILL FARMS, INC.

                         FORM OF EXERCISE SUBSCRIPTION
                         -----------------------------

               (To be signed only upon exercise of this Warrant)

     The undersigned hereby irrevocably elects to exercise its Warrant to purchase ___________________________________ (_______) shares of Common Stock for an aggregate Warrant Purchase Price of _________________________________ Dollars ($______).

     [If the Holder has determined upon advice of counsel that compliance with the HSR Act is required, include the following sentences: "The undersigned has determined that this exercise is subject to the HSR Act and requests that the Company file the requisite notification and report form with, and pay all requisite filing fees to, the FTC and the DOJ as promptly as possible. The purchase of the shares described above and the payment of the Warrant Purchase Price are subject to the expiration or earlier termination of the waiting period under the HSR Act."]

     The Warrant Purchase Price to be paid as follows (check as applicable):

          ___  Certified or official bank check in the amount of $_________;
          ___  Wire transfer in the amount of $_________;
          ___  Cancellation of _________________________ Warrant Shares; or
          ___  Surrender of __________________ shares of Common Stock.

     The undersigned hereby requests that [if the Holder has determined upon advice of counsel that compliance with the HSR Act is required, include the following phrase: "upon the expiration or earlier termination of the waiting period under the HSR Act"] a certificate(s) for the shares of Common Stock be issued in the name of _________________________, and delivered to, ____________________, whose address is __________________________________.

     The undersigned represents that it is acquiring such shares of Common Stock for its own account for investment purposes only and not with a view to or for sale in connection with any distribution thereof, and, as to the undersigned, the representations and warranties of the Purchaser set forth in Section 4 of
                                                                 ---------
the Securities Purchase Agreement are true and correct on the date hereof as if made by the undersigned on this date.

Dated: ________     ____________________________________________________________
                    Name of the Holder (must conform precisely to the name specified on the face of the Warrant)

                    ____________________________________________________________
                    Signature of authorized representative of the Holder

                    ____________________________________________________________
                    Print or type name of authorized representative

                    Social Security Number or Employer
                    Tax Identification Number of the Holder:____________________

                    Address of the Holder: _____________________________________
                                           _____________________________________
                                           _____________________________________